SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2007

North American Insurance Leaders, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32837	20-3284412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

885 Third Avenue, 31st Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 319-9407

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 10, 2007, the Company issued a press release announcing the signing of a definitive agreement to acquire the businesses of Deep South Holding, L.P. (“Deep South”), a copy of which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On August 13, 2007, the Company presented certain materials with respect to its acquisition of the businesses of Deep South to certain of its security holders and other interested parties. A copy of such materials are attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release of North American Insurance Leaders, Inc. dated August 10, 2007.
99.2	Slides presented to certain security holders of North American Insurance Leaders, Inc. with respect to acquisition of the business of Deep South Holding, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTH AMERICAN INSURANCE LEADERS, INC. (Registrant)

By:	/s/ PAULA S. BUTLER
	Name:	Paula S. Butler
	Title:	Executive Vice President

Date: August 13, 2007